EXHIBIT 10.13

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY, BUT ONLY IF REQUESTED BY THE COMPANY, A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

LED LIGHTING COMPANY

Warrant Shares: 1,255,295	Effective Date: July 1, 2014

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Andrew Molasky, an individual (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date specified above (the “Effective Date”) and on or prior to the close of business on the three (3) year anniversary of the Effective Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from LED Lighting Company, a Delaware corporation (the “Company”), up to One Million Two Hundred Fifty-Five Thousand Two Hundred Ninety-Five (1,255,295) shares (the “Warrant Shares”) of the Company’s common stock (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1.

Consulting Agreement. This Warrant is being issued pursuant to the terms of the letter agreement dated as of the Effective Date between the Company and the Holder regarding the Holder’s provision of certain business consulting services to the Company (the “Consulting Agreement”).

Section 2.

Exercise.

a)

Exercise of Warrant. The Holder’s exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Effective Date and on or before the Termination Date, by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder in accordance with Section 5(h)) of a copy of a notice of exercise substantially in the form attached hereto and duly executed by the Holder (the “Notice of Exercise”); and, within three (3) Business Days (as defined in Section 5(c)) after the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the Warrant Shares being purchased pursuant to said Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender his original of this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender his original of this Warrant to the Company for cancellation within three (3) Business Days after the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall each maintain records showing the number of Warrant Shares purchased and the date(s) of such purchases. The Company shall deliver to the Holder any material objection to any Notice of Exercise within two (2) Business Days after receipt of such notice; any such objection not timely delivered to the Holder shall automatically be deemed waived by the Company. In the event of any timely, material objection regarding a Notice of Exercise, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time will be less than the number stated on the face hereof.

b)

Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be One Dollar ($1.00), subject to adjustment hereunder (the “Exercise Price”).

c)

Intentionally Deleted.

d)

Mechanics of Exercise.

i.

Delivery of Certificates Upon Exercise. Certificates for Warrant Shares purchased hereunder shall be transmitted by the Company’s transfer agent to the Holder (A) by crediting the account of the Holder’s broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is then a participant in such system and either (x) there is an effective registration statement permitting the resale of the Warrant Shares by the Holder or (y) the shares are eligible for resale without volume or manner-of-sale limitations pursuant to Rule 144, and (B) otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise, in either event within ten (10) Business Days after the delivery to the Company of the Notice of Exercise, surrender of this Warrant (if required under Section 2(a)), and payment of the aggregate Exercise Price as set forth above (the “Warrant Share Delivery Date”). With respect to any exercise of this Warrant, such exercise shall be deemed to have occurred, the Warrant Shares applicable to such exercise shall be deemed to have been issued, and Holder or any other person or entity so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes as of the date the aggregate Exercise Price of such Warrant Shares specified in the applicable Notice of Exercise is received by the Company and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(v) prior to the issuance of such shares, have been paid.

ii.

Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of the Holder and upon the Holder’s surrender of his original of this Warrant, at the time of delivery of the certificate representing the applicable Warrant Shares, deliver to Holder a new original Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.

Rescission Rights. If the Company fails to cause the Company’s transfer agent to transmit to the Holder a certificate representing the Warrant Shares applicable to the Holder’s Notice of Exercise, whether in whole or in part, pursuant to Section 2(d)(i) by the applicable Warrant Share Delivery Date, then, the Holder will have, in addition to any other rights and remedies available to him at law or in equity, the right to rescind such Notice of Exercise, in which case the Company will immediately refund to the Holder the aggregate Exercise Price, together with any other amounts, paid to the Company in connection with such Notice of Exercise.

iv.

No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction rounded up to the next whole share.

v.

Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant, when surrendered for exercise, shall be accompanied by a notice of assignment substantially in the form attached hereto and duly executed by the Holder, and such other documentation as the Company may require regarding the investor status of the assignee, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vi.

Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof.

Section 3.

Certain Adjustments.

a)

Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the then current Exercise Price shall be adjusted by multiplying said Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding (excluding treasury shares, if any) immediately after such event, and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the (x) record date for the determination of stockholders entitled to receive a dividend or distribution or (y) effective date of a subdivision, combination or re-classification, whichever is applicable.

b)

Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

c)

Notice to Holder.

i.

Adjustment to Exercise Price or Warrant Shares. Whenever the Exercise Price or Warrant Shares are adjusted pursuant to any provision of this Section 3, the Company shall give to the Holder within three (3) Business Days after such adjustment becoming effective a notice setting forth the Exercise Price and Warrant Shares after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.

Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of the Company’s capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be given to the Holder at its last address as it shall appear upon the Warrant Register (as defined in Section 4(c)) of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation, or winding up is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation, or winding up; provided that the failure to give such notice or any defect therein or in the giving thereof shall not affect the validity of the corporate action required to be specified in such notice but shall permit the Holder to pursue any rights and remedies available to him at law or in equity as a result thereof. In the event of a dissolution, liquidation, or winding up of the Company or should the separate existence of the Company otherwise cease (e.g., as a non-surviving party to a merger), then notwithstanding anything herein to the contrary, the Termination Date shall be deemed to be the effective date of such dissolution, liquidation, winding up, or other ceasing of corporate existence. Notwithstanding anything to the contrary in this Section 3(c)(ii), the notice required to be given by this Section 3(c)(ii) is in addition to, and not in lieu of, any other notices, including, without limitation, dissenter’s notices, that may be required to be given by the Company to the Holder in connection with the event triggering the notice required to be given by this Section 3(c)(ii) under applicable law and/or the Company’s organizational documents.

Section 4.

Transfer of Warrant.

a)

Transferability. Subject to compliance with any applicable securities laws and the reasonable documentation required by the Company regarding the transferee’s investor status, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)

New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated as of the Effective Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)

Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5.

Miscellaneous.

a)

No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(a).

b)

Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)

Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day. As used in this Warrant, a “Business Day” shall mean any day other than a Saturday, Sunday, or other day on which banks in the State of Nevada or California are authorized or required to close.

d)

Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, encumbrances, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company represents and warrants to the Holder that there are, as of the Effective Date, One Hundred Million (100,000,000) authorized shares of the Common Stock, Eight Million Three Hundred Sixty-Eight Thousand Six Hundred Twenty-Eight (8,368,628) issued and outstanding shares of the Common Stock, including, without limitation, the One Million Two Hundred Fifty-Five Thousand Two Hundred Ninety-Five (1,255,295) shares of the Common Stock issued to the Holder pursuant to the Consulting Agreement, Twenty Million (20,000,000) authorized shares of the Company’s preferred stock (the “Preferred Stock”), and no issued and outstanding shares of the Preferred Stock. Within five (5) Business Days of receiving a written request from Holder, the Company shall deliver to the Holder a written notice (each, a “Certification Notice”) certifying, as of the date of such Certification Notice, the number of (i) authorized shares of the Common Stock, (ii) authorized shares of the Preferred Stock, (iii) issued and outstanding shares of the Common Stock, and (iv) issued and outstanding shares of the Preferred Stock. The Holder may request no more than one (1) Certification Notice per calendar month. If the Holder gives a Notice of Exercise to the Company and one or more numbers certified by the Company in the most recent Certification Notice given to the Holder will no longer be accurate on the date that the Warrant Shares relating to such Notice of Exercise will be issued to the Holder, then the Company shall promptly notify the Holder of such inaccuracy and the Holder will have the right to rescind such Notice of Exercise and receive an immediate refund from the Company of the aggregate Exercise Price, together with any other amounts, already paid to the Company in connection with such Notice of Exercise.

Except and to the extent as waived or consented to by the Holder in writing, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)

Jurisdiction. The construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the laws of the State of Delaware without regard to its conflict of laws provisions.

f)

Restrictions; Piggyback Registration Rights. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws. At any time the Holder owns any of the Warrant Shares, if the Company shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall deliver to the Holder a written notice of the Company’s determination to file the registration statement and, if within fifteen days after the date of the delivery of such notice, the Holder shall so elect in writing to the Company, then the Company shall include in such registration statement all or any part of the Warrant Shares held by the Holder which the Holder elects to be included in the registration statement, subject to customary underwriter cutbacks applicable to all holders of registration rights and the Holder’s execution of customary documentation as required by the Company and legal counsel. This Section 5(f) shall survive any full or partial exercise of this Warrant and any expiration or earlier termination of this Warrant.

g)

Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)

Notices. Any notice, request or other document required or permitted to be given or delivered hereunder by the Holder or the Company to the other shall be validly given or delivered only if in writing and sent by (i) United States mail, certified or registered, postage prepaid, return receipt requested, (ii) Federal Express or other nationally recognized courier service keeping records of deliveries and attempted deliveries, or (iii) facsimile transmission. Service by mail or courier shall be conclusively deemed given or delivered on the first Business Day delivery is attempted. Facsimile transmissions received by 5 P.M. Pacific Time on a Business Day shall be deemed given and delivered on such Business Day. Facsimile transmissions received at any other time shall be deemed given and delivered on the next Business Day. Either the Holder or the Company may change his or its address for the purpose of receiving notices and other correspondence as herein provided by a written notice given in the manner aforesaid to the other, which notice of change of address shall not become effective, however, until the actual receipt thereof by the other.

Notices and other correspondence shall be addressed as follows:

Holder:

Andrew Molasky

100 N. City Parkway, Suite 1700

Las Vegas, Nevada 89106

Facsimile: (702) 737-7025

With a copy to:

Christopher Walther

Lionel Sawyer & Collins

300 S. 4th St., Suite 1700

Las Vegas, Nevada 89101

Facsimile: (702) 383-8845

Company:

LED Lighting Company

Attention: Chief Executive Officer

737 Southpoint Blvd., Suite E

Petaluma, California

Facsimile: (709) 829-7912

With a copy to:

Steven J. Davis

Steven James Davis, A Professional Corporation

1042 N. El Camino Real, B-261

Encinitas, California 92024-1322

Facsimile: (858) 367-8138

i)

Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)

Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)

Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)

Amendment. This Warrant may only be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m)

Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)

Further Assurances. The Company and the Holder agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Warrant.

o)

Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the Effective Date.

LED LIGHTING COMPANY
By: Title: Name:	/s/ Kevin Kearney Chief Executive Officer Kevin Kearney

COMMON STOCK PURCHASE WARRANT

SIGNATURE PAGE

NOTICE OF EXERCISE

TO:

LED LIGHTING COMPANY

(1)

The undersigned hereby elects to purchase ________ Warrant Shares of LED Lighting Company, a Delaware corporation (the “Company”), pursuant to the terms of the Common Stock Purchase Warrant dated as of ___________, 2014, by the Company to Andrew Molasky, an individual (the “Warrant”) (attach original Warrant only if exercised in full), and tenders herewith payment of the Exercise Price of ________________ Dollars ($______) in full, together with all applicable transfer taxes, if any. Capitalized terms used but not defined in this Notice of Exercise shall have the meanings set forth in the Warrant.

(2)

Payment of the Exercise Price shall take the form of lawful money of the United States.

(3)

Please issue a certificate representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

NOTICE OF ASSIGNMENT

FOR VALUE RECEIVED, and in accordance with the Common Stock Purchase Warrant dated as of ___________, 2014, by LED Lighting Company, a Delaware corporation (the “Company”), to Andrew Molasky, an individual (“Holder”), that is attached to this Notice of Assignment (the “Warrant”), all of Holder’s right, title, and interest under the Warrant in and to [[all of the] or [_______]] Warrant Shares and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature:

_____________________________

Holder’s Address:

_____________________________

_____________________________

Signature Guaranteed: ___________________________________________

NOTE: The signature to this Notice of Assignment must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.